UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2021 (December 6, 2021)

UNION PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock (Par Value $2.50 per share)	UNP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01 Regulation FD Disclosure.

On December 6, 2021, Union Pacific Railroad Company (the Railroad), the principal operating subsidiary of Union Pacific Corporation (the Company), published its first climate action plan outlining its approach to driving innovative climate action and responding to emerging risks affecting the rail industry. The Railroad also announced its commitment to achieve a net zero greenhouse gas (GHG) emissions target by 2050.

The Company issued a press release regarding this commitment, which is attached hereto as Exhibit 99.1.

This Form 8-K contains forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, statements and information regarding future expectations, outcomes or results of the company, projections, predictions, expectations, estimates or forecasts and management’s beliefs, expectations, goals and objectives, and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance, outcomes or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance, outcomes or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors that could affect the Company’s and its subsidiaries’ future performance, outcomes or results and could cause them to differ materially from those expressed or implied in the forward-looking statements include changes in technologies or regulations relating to climate change or alternative energy sources, government funding or support decisions, changes in the scope of the Company’s or its subsidiaries’ operations, developments in science or technologies on measuring or assessing the impacts of operations or emissions, consumer preferences for goods or services relating to alternative sources of energy, emissions reductions and greenhouse gas emissions, as well as the risk factors discussed in the Company’s Annual Report on Form 10-K for 2020, which was filed with the SEC on February 5, 2021 .

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

99.1Press Release of Union Pacific Corporation, dated December 6, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2021

UNION PACIFIC CORPORATION

By:	/s/ Jennifer L. Hamann
Jennifer L. Hamann
Executive Vice President and Chief Financial Officer